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                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson HBOC, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Nancy A. Miller his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock, par value $.01 per share, that may be issued by the Company in connection with the McKesson HBOC, Inc. 1999 Executive Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


Signature                               Title
---------                               -----

   /s/ Charles W. McCall
--------------------------     Chairman of the Board of Directors and Director
     Charles W. McCall

    /s/ Mark A. Pulido
--------------------------     President, Chief Executive Officer and Director
      Mark A. Pulido           (principal executive officer)

   /s/ Richard H. Hawkins
--------------------------     Executive Vice President and Chief Financial
     Richard H. Hawkins        Officer (principal financial officer)

   /s/ Heidi E. Yodowitz
--------------------------     Senior Vice President and Controller
     Heidi E. Yodowitz         (principal accounting officer)

  /s/ Alfred C. Eckert III
--------------------------     Director
    Alfred C. Eckert III

   /s/ Tully M. Friedman
--------------------------     Director
     Tully M. Friedman

   /s/ Alton F. Irby III
--------------------------     Director
     Alton F. Irby III

  /s/ M. Christine Jacobs
--------------------------     Director
    M. Christine Jacobs

    /s/ Gerald E. Mayo
--------------------------     Director
      Gerald E. Mayo

    /s/ James V. Napier
--------------------------     Director
      James V. Napier

   /s/ David S. Pottruck
--------------------------     Director
     David S. Pottruck
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   /s/ Carl E. Reichardt
--------------------------     Director
     Carl E. Reichardt

   /s/ Alan Seelenfreund
--------------------------     Director
     Alan Seelenfreund

     /s/ Jane E. Shaw
--------------------------     Director
       Jane E. Shaw





Dated:    February 5, 1999